UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 26, 2005
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                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Washington                 000-22418              91-1011792
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 (State or Other Jurisdiction    (Commission File No.)      (IRS Employer
       of Incorporation)                                  Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 26, 2005, Itron, Inc. sold an additional 225,000 shares of common stock at $36.50 per share upon the exercise of the option granted to underwriters to purchase such shares to cover over-allotments in connection with the offering of 1,500,000 shares made pursuant to the Company's Prospectus Supplement dated May 13, 2005. Proceeds of $7.8 million, or $34.68 per share after payment of the underwriting discount, will be used to pay down borrowings under the Company's senior secured term loan.


The  information  presented  in this  Current  Report  on Form  8-K may  contain
forward-looking   statements   and   certain   assumptions   upon   which   such
forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ITRON, INC.

Dated:  May 26, 2005              By:  /s/ STEVEN M. HELMBRECHT
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                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer